EXHIBIT 22.1
LIST OF GUARANTOR SUBSIDIARIES

As of March 31, 2025, the following subsidiaries of NRG Energy, Inc. were guarantors of the Company's outstanding registered senior notes of $821 million of the 2028 Senior Notes:

ENTITY NAME	JURISDICTION
Ace Energy, Inc.	New York
Allied Home Warranty GP LLC	Delaware
Allied Warranty LLC	Texas
APX Group LLC	Delaware
Astoria Gas Turbine Power LLC	Delaware
AWHR America's Water Heater Rentals, L.L.C.	Delaware
Bounce Energy, Inc.	Delaware
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
Cirro Energy Services, Inc.	Texas
Cirro Group, Inc.	Texas
CPL Retail Energy L.P.	Delaware
Direct Energy Business, LLC	Delaware
Direct Energy Connected Home US Inc.	Delaware
Direct Energy GP, LLC	Delaware
Direct Energy HoldCo GP LLC	Delaware
Direct Energy Leasing, LLC	Delaware
Direct Energy Marketing LLC	Delaware
Direct Energy Operations, LLC	Delaware
Direct Energy Services, LLC	Delaware
Direct Energy US Holdings LLC	Delaware
Direct Energy, LP	Texas
Dunkirk Power LLC	Delaware
Eastern Sierra Energy Company LLC	California
El Segundo Power II LLC	Delaware
El Segundo Power, LLC	Delaware
Energy Alternatives Wholesale, LLC	Delaware
Energy Choice Solutions LLC	Texas
Energy Plus Holdings LLC	Delaware
Energy Plus Natural Gas LLC	Delaware
Everything Energy LLC	Delaware
First Choice Power, LLC	Texas
Forward Home Security, LLC	Texas
Gateway Energy Services Corporation	New York
GCP Funding Company, LLC	Delaware
Green Mountain Energy Company	Delaware
Home Warranty Holdings Corp.	Delaware

Huntley Power LLC	Delaware
Independence Energy Alliance LLC	Delaware
Independence Energy Group LLC	Delaware
Independence Energy Natural Gas LLC	Delaware
Indian River Operations Inc.	Delaware
Indian River Power LLC	Delaware
Meriden Gas Turbines LLC	Delaware
NEO Corporation	Minnesota
New Genco GP, LLC	Delaware
Norwalk Power LLC	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Arthur Kill Operations Inc.	Delaware
NRG Business Marketing LLC	Delaware
NRG Cabrillo Power Operations Inc.	Delaware
NRG California Peaker Operations LLC	Delaware
NRG Cedar Bayou Development Company, LLC	Delaware
NRG Construction LLC	Delaware
NRG Controllable Load Services LLC	Delaware
NRG Curtailment Solutions, Inc.	New York
NRG Dispatch Services LLC	Delaware
NRG Distributed Energy Resources Holdings LLC	Delaware
NRG Distributed Generation PR LLC	Delaware
NRG Dunkirk Operations Inc.	Delaware
NRG ECOKAP Holdings LLC	Delaware
NRG El Segundo Operations Inc.	Delaware
NRG Energy Services Group LLC	Delaware
NRG Energy Services LLC	Delaware
NRG Generation Holdings Inc.	Delaware
NRG Home & Business Solutions LLC	Delaware
NRG Home Services LLC	Texas
NRG Home Solutions LLC	Delaware
NRG Home Solutions Product LLC	Delaware
NRG Homer City Services LLC	Delaware
NRG HQ DG LLC	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Identity Protect LLC	Delaware
NRG International LLC	Delaware
NRG Maintenance Services LLC	Delaware
NRG Mextrans Inc.	Delaware
NRG Norwalk Harbor Operations Inc.	Delaware
NRG Operating Services, Inc.	Delaware
NRG Portable Power LLC	Delaware
NRG Protects Inc. (IL)	Illinois

NRG Reliability Solutions LLC	Delaware
NRG Retail LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Saguaro Operations Inc.	Delaware
NRG Security LLC	Delaware
NRG SimplySmart Solutions LLC	Delaware
NRG Texas Gregory LLC	Delaware
NRG Texas Holding Inc.	Delaware
NRG Texas LLC	Delaware
NRG Texas Power LLC	Delaware
NRG VPP LLC	Delaware
NRG VPP Solutions LLC	Delaware
NRG Warranty Services LLC	Delaware
NRG West Coast LLC	Delaware
NRG Western Affiliate Services Inc.	Delaware
Reliant Energy Northeast LLC	Delaware
Reliant Energy Power Supply, LLC	Delaware
Reliant Energy Retail Holdings, LLC	Delaware
Reliant Energy Retail Services, LLC	Delaware
RERH Holdings, LLC	Delaware
RSG Holding Corp.	Delaware
Saguaro Power LLC	Delaware
SGE Energy Sourcing, LLC	Delaware
SGE Texas Holdco, LLC	Texas
Smart Home Pros, Inc.	Utah
Somerset Operations Inc.	Delaware
Somerset Power LLC	Delaware
Stream Energy Columbia, LLC	Delaware
Stream Energy Delaware, LLC	Delaware
Stream Energy Illinois, LLC	Delaware
Stream Energy Maryland, LLC	Delaware
Stream Energy New Jersey, LLC	Delaware
Stream Energy New York, LLC	Delaware
Stream Energy Pennsylvania, LLC	Delaware
Stream Georgia Gas SPE, LLC	Georgia
Stream Ohio Gas & Electric, LLC	Ohio
Stream SPE GP, LLC	Texas
Stream SPE, Ltd.	Texas
Texas Genco GP, LLC	Texas
Texas Genco Holdings, Inc.	Texas
Texas Genco LP, LLC	Delaware
Texas Genco Services, LP	Texas
US Retailers LLC	Delaware

Vienna Operations Inc.	Delaware
Vienna Power LLC	Delaware
Vivint Amigo, Inc.	Delaware
Vivint Group LLC	Delaware
Vivint LLC	Utah
Vivint Louisiana LLC	Louisiana
Vivint Purchasing, LLC	Utah
Vivint Smart Home, Inc.	Delaware
Vivint VI Holdings, LLC	Delaware
Vivint Warranty and Home Insurance, LLC	Delaware
WCP (Generation) Holdings LLC	Delaware
West Coast Power LLC	Delaware
WTU Retail Energy L.P.	Delaware
XOOM Alberta Holdings, LLC	Delaware
XOOM British Columbia Holdings, LLC	Delaware
XOOM Energy California, LLC	California
XOOM Energy Connecticut, LLC	Connecticut
XOOM Energy Delaware, LLC	Delaware
XOOM Energy Georgia, LLC	Georgia
XOOM Energy Global Holdings, LLC	Delaware
XOOM Energy Illinois LLC	Illinois
XOOM Energy Indiana, LLC	Indiana
XOOM Energy Kentucky, LLC	Kentucky
XOOM Energy Maine, LLC	Maine
XOOM Energy Maryland, LLC	Maryland
XOOM Energy Massachusetts, LLC	Massachusetts
XOOM Energy Michigan, LLC	Michigan
XOOM Energy New Hampshire, LLC	New Hampshire
XOOM Energy New Jersey, LLC	New Jersey
XOOM Energy New York, LLC	New York
XOOM Energy Ohio, LLC	Ohio
XOOM Energy Pennsylvania, LLC	Pennsylvania
XOOM Energy Rhode Island, LLC	Rhode Island
XOOM Energy Texas, LLC	Texas
XOOM Energy Virginia, LLC	Virginia
XOOM Energy Washington D.C., LLC	District of Columbia
XOOM Energy, LLC	Delaware
XOOM Ontario Holdings, LLC	Delaware
XOOM Solar, LLC	Delaware